Exhibit 10.2

Denny's Corporation

2006 Long-Term Growth Incentive Program



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2006 Long-Term Growth Incentive Program


Program Concept
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The Compensation Committee of the Board of Directors has approved the 2006
Long-Term Growth Incentive Program, an incentive compensation program pursuant to and subject to the Denny's Corporation 2004 Omnibus Incentive Plan.

The program consists of annual grants of a target award expressed one-half as a number of Denny's shares (performance shares) and one-half in dollars (performance units). From 0% to 200% of the target award may be earned if certain performance criteria are achieved.

Example: Assume the target award for an employee is $9,000. If the fair market value of Denny's common stock on the date of grant is $4.50, the target award would be expressed as 1,000 performance shares ($4,500 / $4.50 = 1,000 shares) and a cash award of $4,500. Subject to the Company's achievement of the performance goals described below, the minimum award that could be earned is 0 shares + $0. The maximum award that could be earned 2,000 shares and $9,000.

Eligibility
-----------
Directors and above are eligible for awards.

Role of Stock Options
This program is in addition to stock options with 3-year gradual vesting and a 10-year term. A long-term award consists of a combination of 1 stock option, 1 performance share, and 1 performance unit, with the performance unit representing a cash award with a value equal to one share of Denny's stock on the date of grant.

Performance Period
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Performance will be measured over a 1-year period ending December 31, 2006, with continued employment required over the following two years in order to cliff vest in the awards on December 31, 2008.

How Performance Is Measured
---------------------------
For the 2006 grant, the actual award earned will depend 50% on 2006 System-Wide Revenue and 50% on 2006 Cash Flow Available to Repay Debt (drawn from the cash flow statement, not EBITDA, calculated before financing activities, and ignoring change in payables). Acquisitions will be neutralized for both measures, as will franchise/Company exchanges.

The two 2006 performance measures are calculated independently of each other. That is, one can be met and the other not met, and there will still be some level of payout.

The grid on the next page shows the performance/payout relationship. Payout for performance between points is interpolated on a straight-line basis.

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       System-wide Revenue (50% Weight)            Cash Flow Available to Pay Debt (50% Weight)

----------------------------------------------    ---------------------- ------------ ----------
Performance Level      Goal      Payout as %      Performance Level      Goal     Payout as %
                       ($M)       of Target                              ($M)      of Target
------------------- ---------- ---------------    ------------------- ---------- ---------------
Outstanding           $2,500        200%          Outstanding             $45        200%
Target                $2,450        100%          Target                  $40        100%
Threshold (Plan)      $2,402         50%          Threshold (Plan)        $35         50%
Below threshold     < $2,402          0%          Below threshold       < $35          0%
------------------- ---------- ---------------    ------------------- ---------- ---------------
Note: 2005 actual system-wide revenue was $2,312

Vesting/Holding
---------------
Awards vest two years after the last day of the performance period. Participants must be employed on the vesting date in order to receive an award (except in cases of death, disability or retirement; see below).

Termination for Cause creates an exception to the vesting rule. Such a termination results in forfeiture of any unpaid award, even if it otherwise had vested.

Form and Timing of Payout
-------------------------
The shares portion will pay out in stock and the award in dollars will pay out in cash. No stock or cash is transferred until payout. Payout will occur by the first March 15 that occurs after vesting.

Tax withholding will be made first from the cash portion, then from the stock portion.

Impact of Employment Events
---------------------------
The following table shows the impact of various employment events:

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Employment Event                      Payout

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Death                                 o Death during the performance period will
                                        result in the participant earning a pro
                                        rata amount of the target award, paid
                                        out immediately.
                                      o Death during the vesting period will
                                        result in full vesting of earned awards,
                                        paid out immediately.
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Disability or retirement              o Disability during the performance period
                                        will result in the participant earning a pro rata amount of the award that otherwise would have been earned (e.g., at actual performance), paid out as soon as practicable after the performance period has ended.
                                      o Disability during the vesting period
                                        will result in full vesting of earned
                                        awards, paid out immediately.

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Termination for Cause                 No payout even if awards had vested.
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Other voluntary or involuntary        No payout unless awards had already
termination                           vested.
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FMLA or military leave of             o FMLA or military leave will not reduce a
absence                                 participant's rights under the 2006
                                        grant.
                                      o It is anticipated, however, that no
                                        grants will be made to persons on FMLA
                                        or military leave.
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Personal leave of absence             o If a performance period ends during a
                                        personal leave, the participant will
                                        earn a pro rata amount of the award that
                                        otherwise would have been earned during
                                        that performance period (e.g., at actual
                                        performance), paid as soon as
                                        practicable after the performance period
                                        has ended.
                                      o If a vesting period ends during a
                                        personal leave, the participant will
                                        not vest in the award and the award
                                        will be forfeited.
                                      o No additional grants will be made until
                                        the participant has returned to work.
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Change in control                     All awards pay out in full at target.
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Impact on Other Plans
---------------------
Awards are not considered pay for purposes of Denny's retirement or welfare plans.

Stock Ownership Requirements
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Participants in the plan must retain 50% of the shares delivered until separation from the Company (25% of the original award of performance shares + performance units).

Deferral Opportunities
----------------------
There will be no specific deferral opportunities under this plan. Payments under this plan may allow participants to defer more of their regular pay into the existing deferral arrangements, however.

Financial Statements
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The Company will provide to all plan participants annually a copy of either its annual report to shareholders or its Annual Report on Form 10-K, which shall the Company's audited financial statements for the Company's most recent fiscal year.